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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: November 4, 2003
Date of Report (Earliest Event Reported)

Citizens Bancshares Corporation
(Exact Name of Registrant as Specified in its Charter)

Georgia (State or other jurisdiction (of Incorporation)	333-38509 (Commission File Number)	58-1631302 (IRS Employer Identification Number)

75 Piedmont Avenue, NE, Atlanta, Georgia 30303
(Address of principal executive offices)

(404) 659-5959
(Registrant's Telephone Number)

(Former name or former address, if changed since last report)

Item 5. Other Events.

        On November 4, 2003 Citizens Bancshares Corporation (the "Registrant") issued a press release announcing the results of its third quarter of 2003. A Copy of the press release issued by the Registrant is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

        Exhibits 99.1

          Press Release of Registrant, dated November 4, 2003, announcing 2003 third quarter results.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCSHARES CORPORATION
By:	/s/ JAMES E. YOUNG James E. Young President and CEO

Dated: November 4, 2003

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  Item 5. Other Events.
  Item 7. Financial Statement and Exhibits.
Signature